Prime Credit Card Master Trust					09-Apr-03
					01:24 PM
Settlement Statement
-	-	--

Distribution Date:					15-Apr-03

Monthly Period:		March, 2003
		02-Mar-03
		05-Apr-03

(i) Collections					$468,498,887
Finance Charge					46,238,480
Principal					422,260,408

(ii) Investor Percentage - Principal Collections					05-Apr-03

	Series 2000-1				24.5%
	A				20.6%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.5%
	A				20.6%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Apr-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Apr-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Apr-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,413,978.89
	A				$2,867,684.91
	B				273,146.99
	C				273,146.99

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			05-Apr-03		$2,040,068,613.29
Principal Receivables in Trust					$1,940,084,850.55

(xii) Invested Amount			05-Apr-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.511%
Finance Charge Receivables Factor					4.901%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			88.31%	$1,710,940,378
	30 days			5.67%	$109,837,298
	60 days			1.68%	$32,582,689
	90 days			1.11%	$21,424,751
	120 days			0.93%	$17,973,070
	150 days			0.84%	$16,370,868
	180 days+			1.46%	$28,310,966
	Total			100.00%	$1,937,440,020

	Balance in Principal Funding Account			5-Apr-03	$0

Last Updated on 4/15/03
By HO0DMW